Exhibit 99.1

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of October 16, 2007, is entered into by and among Munich-American Holding Corporation, a Delaware corporation (“Parent”), and certain shareholders of The Midland Company, an Ohio corporation (the “Company”), set forth on Schedule I hereto (each a “Shareholder” and, collectively, the “Shareholders”).

WHEREAS, Parent, Monument Corporation, an Ohio corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company are, concurrently with execution of this Agreement, entering into an Agreement and Plan of Merger (the “Merger Agreement”), providing for, among other things, a merger of Merger Sub with and into the Company (the “Merger”); capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement; and

WHEREAS, each Shareholder owns the number of shares of common stock, no par value, of the Company (the “Common Stock”) set forth opposite the name of such Shareholder on Schedule I hereto (such shares, with respect to a particular Shareholder, the “Shares”);

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent and the Shareholders hereby agree as follows:

1. Representations and Warranties.

(a) Each of Parent and each Shareholder represents and warrants that it has all necessary power and authority to enter into this Agreement, that this Agreement is the legal, valid and binding agreement of Parent or such Shareholder, as the case may be, and that this Agreement is enforceable against Parent or such Shareholder, as the case may be, in accordance with its terms.

(b) Each Shareholder represents and warrants to Parent, severally and not jointly and solely as to itself and its Shares, that (i) the Shareholder owns beneficially the number of shares of Common Stock set forth opposite such Shareholder’s name on Schedule I, (ii) as of the date hereof, the Shareholder owns the Shares, free and clear of Liens except for any liens, claims, understandings or arrangements created by this Agreement or that do not limit or impair the Shareholder’s ability to perform its obligations under this Agreement, and (iii) except as otherwise provided in this Agreement, the Shareholder has (on the date hereof) and will have (on the date of the Company Shareholders’ Meeting) sole voting and dispositive power over all of its Shares; it being understood, however, that for purposes hereof “Shares” shall not be deemed to include any shares of Company Common Stock a Shareholder is entitled to receive upon exercise of a Company Option.

2. Transfer of Shares. Except as otherwise provided herein, each Shareholder agrees that it will not sell, pledge, assign, encumber or otherwise transfer or dispose of any of its Shares, or any interest therein, or securities convertible into, or any voting rights with respect to, any of its Shares, or enter into any contract with respect to any of the foregoing, other than (a) pursuant to the Merger and the terms of this Agreement and the Merger Agreement or (b) a transfer to a Person who executes a counterpart of this Agreement, agreeing to be bound by the terms and provisions hereof. Without limiting the foregoing, except as otherwise provided in this Agreement, each Shareholder agrees that it will not grant any proxies or powers of attorney or enter into a voting agreement or other arrangement with respect to any Shares or deposit any Shares into a voting trust.

3. Agreement to Vote Shares. Each Shareholder agrees that it will vote, or cause to be voted, all of the shares of capital stock of the Company with respect to which such Shareholder has the right to vote, at any meeting of shareholders of the Company (including any adjournment or postponement thereof), or pursuant to any action by written consent:

(a) in favor of the Merger Agreement, the Merger and any actions required in furtherance thereof;

(b) against any action or agreement that could reasonably be expected to impede, interfere with or prevent the Merger; and

(c) against any Acquisition Proposal.

4. Non-Solicitation. Subject to paragraph 12, each Shareholder agrees that it will not, directly or indirectly, initiate, solicit, encourage or facilitate any discussions or any inquiries with respect to, or the making of, an Acquisition Proposal, engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal or attempt to make or implement an Acquisition Proposal.

5. Additional Shares. In the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company affecting any of the Shares, or (b) any Shareholder shall become the beneficial owner of any additional shares of capital stock of the Company or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in paragraph 3 hereof, then the terms of this Agreement shall apply to such shares of capital stock or other securities of the Company held by such Shareholder immediately following the effectiveness of the events described in clause (a) or such Shareholder becoming the beneficial owner thereof as described in clause (b), as though they were Shares of such Shareholder hereunder.

6. Waiver of Appraisal Rights. Each Shareholder hereby waives any and all appraisal, dissenters or similar rights that it may have with respect to the Merger and the other transactions contemplated by the Merger Agreement pursuant to the ORC.

7. Termination. This Agreement shall terminate upon the first to occur of (a) the Effective Time or (b) termination of the Merger Agreement in accordance with its terms. This Agreement may also be terminated, as to any Shareholder, by the mutual agreement of Parent and such Shareholder; provided, that such termination as to such Shareholder will not affect the obligations of any other Shareholder hereunder. No termination of this Agreement will relieve any party from liability for any material breach of its obligations hereunder committed prior to such termination.

8. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof or were otherwise breached and that each party shall be entitled to specific performance of the terms hereof in addition to any other remedy which may be available at law or in equity.

9. Notices. All notices and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) (i) when delivered, if delivered in Person, (ii) when sent, if sent by facsimile provided that the facsimile is promptly confirmed by telephone or electronic mail, (iii) five (5) Business Days after sending, if sent by registered or certified mail (postage prepaid, return receipt requested) and (iv) one (1) Business Day after sending, if sent by overnight delivery, in the case of Parent, to the address set forth for Parent in the Merger Agreement (with copies as set forth in the Merger Agreement) and in the case of a Shareholder, to the address set forth under such Shareholder’s name on Schedule I hereto (or at such other address for any party as shall be specified by like notice).

10. Amendment. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto; provided, that, with respect to the rights and obligations of any Shareholder under this Agreement, this Agreement may be amended with the approval of such Shareholder and Parent, notwithstanding the failure to obtain the approval of any other Shareholder.

11. Assignment; Binding Effect. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto; provided, that, with respect to the rights and obligations of any Shareholder under this Agreement, this Agreement may be assigned with the approval of Parent, notwithstanding the failure to obtain the approval of any other Shareholder. This Agreement will be binding upon, inure to the benefit of and be enforceable by each party and such party’s respective heirs, beneficiaries, executors, representatives and permitted assigns.

12. Shareholder Capacity. Each Shareholder signs solely in his capacity as the record holder or beneficial owner of, or the trustee of a trust that beneficially owns, such Shareholder’s Shares. Nothing herein shall be construed as preventing a Shareholder, or a director, officer or employee of a Shareholder or an affiliate of a Shareholder, who is an officer or director of the Company from fulfilling the obligations of such office (including the performance of obligations required by the fiduciary obligations of such Shareholder, or director, officer or employee of such Shareholder or affiliate of such Shareholder, acting in his or her capacity as an officer or director of the Company).

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

14. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio (without giving effect to the provisions thereof relating to conflicts of law). Any action to enforce the provisions hereof shall be brought in a court of competent jurisdiction within the State of Ohio.

[Signature Page Follows]

IN WITNESS WHEREOF, this Voting Agreement has been duly executed and delivered by the duly authorized officers, trustees or other representatives of Parent and of each Shareholder on the date first written above.

MUNICH-AMERICAN HOLDING CORPORATION

By	/s/ Robin H. Willcox
Name: Robin H. Willcox
Title: Senior VP, General Counsel & Secretary

STOCKHOLDERS

By:	/s/ Joseph P. Hayden, Jr.
Joseph P. Hayden, Jr., Individually

By:	/s/ Joseph P. Hayden, Jr.
Joseph P. Hayden, Jr., in his Representative Capacity

By:	/s/ Lois T. Hayden
Lois T. Hayden, Individually

By:	/s/ Lois T. Hayden
Lois T. Hayden, in her Representative Capacity

By:	/s/ Lois T. Hayden
Lois T. Hayden, Managing General Partner

By:	/s/ William T. Hayden
William T. Hayden, Individually

By:	/s/ William T. Hayden
William T. Hayden, in his Representative Capacity

By:	/s/ John W. Hayden
John W. Hayden, Individually

By:	/s/ John W. Hayden
John W. Hayden, in his Representative Capacity

By:	/s/ Joseph P. Hayden, III
Joseph P. Hayden, III, Individually

By:	/s/ Joseph P. Hayden, III
Joseph P. Hayden, III, in his Representative Capacity

By:	/s/ Thomas R. Hayden
Thomas R. Hayden, Individually

By:	/s/ Thomas R. Hayden
Thomas R. Hayden, in his Representative Capacity

By:	/s/ John R. LaBar
John R. LaBar, Individually

By:	/s/ John R. LaBar
John R. LaBar, in his Representative Capacity

By:	/s/ Carol LaBar
Carol LaBar, Individually

By:	/s/ Carol LaBar
Carol LaBar, in her Representative Capacity

SCHEDULE I

NAME		NUMBER OF SHARES
J. P. Hayden, Jr. GRAT IX	J. P. Hayden, Jr., Trustee	(146,408 Shares)

Lois T. Hayden GRAT VIII	Lois T. Hayden, Trustee	(144,412 Shares)

Hayden Family Trust	William T. Hayden, Trustee	(117,304 Shares)

Hayden Investments Limited Partnership	Lois T. Hayden, Partner	(510,958 Shares)

J & L Hayden Holdings Limited Partnership	Lois T. Hayden, Partner	(1,298,702 Shares)

Joseph P. Hayden, III Holding Trust	Joseph P. Hayden, Trustee	(86,643 Shares)

JT Hayden Investments, LLC	Joseph P. Hayden, III, Member	(207,945 Shares)

Joseph P. Hayden, III Credit Trust	William T. Hayden, Trustee	(83,716 Shares)
John W. Hayden, Trustee

Joseph P. Hayden, Marital Trust	Joseph P. Hayden, III, Trustee	(261,413 Shares)

William T. Hayden Holding Trust	William T. Hayden, Trustee	(3,400 Shares)

WT Hayden Investments, LLC	William T. Hayden, Member	(207,695 Shares)

William T. Hayden Credit Trust	Joseph P. Hayden, III, Trustee	(83,716 Shares)
John W. Hayden, Trustee
Thomas R. Hayden, Trustee

William T. Hayden Marital Trust	William T. Hayden, Trustee	(302,922 Shares)

John W. Hayden Holding Trust	John W. Hayden, Trustee	(83,266 Shares)

JC Hayden Investments, LLC	John W. Hayden, Member	(207,845 Shares)

John W. Hayden Credit Trust	Joseph P. Hayden, III, Trustee	(83,716 Shares)

John W. Hayden Marital Trust	John W. Hayden, Trustee	(253,001 Shares)

TR Hayden Investments, LLC	Thomas R. Hayden, Member	(207,945 Shares)

Thomas R. Hayden Credit Trust	William T. Hayden, Trustee	(82,368 Shares)

Thomas R. Hayden Marital Trust	Thomas R. Hayden, Trustee	(251,010 Shares)

Page Ann Hayden Trust Dtd. 12/12/96	Joseph P. Hayden, Trustee	(28,788 Shares)
John W. Hayden, Trustee
Thomas R. Hayden, Trustee

Matthew. T. Hayden Trust Dtd. 10/6/02	William T. Hayden, Trustee	(61,854 Shares)
John W. Hayden Trustee
Thomas R. Hayden, Trustee

Teresa L. Hayden, Trust Dtd. 10/6/02	William T. Hayden, Trustee	(54,698 Shares)
John W. Hayden Trustee
Thomas R. Hayden, Trustee

Daniel J. Hayden, Trust Dtd. 10/6/02	William T. Hayden, Trustee	(57,294 Shares)
John W. Hayden Trustee
Thomas R. Hayden, Trustee

Lisa. M. Hayden, Trust Dtd. 10/6/02	William T. Hayden, Trustee	(56,158 Shares)
John W. Hayden Trustee
Thomas R. Hayden, Trustee

William T. Hayden, Jr. Trust Dtd. 10/6/02	Joseph P. Hayden, III, Trustee	(51,257 Shares)
John W. Hayden, Trustee
Thomas R. Hayden, Trustee

Michael J. Hayden Trust Dtd. 10/6/02	Joseph P. Hayden, III, Trustee	(46,077 Shares)
John W. Hayden, Trustee
Thomas R. Hayden, Trustee

Amy W. Hayden, Trust Dtd. 10/6/02	Joseph P. Hayden, III, Trustee	(43,675 Shares)
John W. Hayden, Trustee
Thomas R. Hayden, Trustee

John W. Hayden, Jr. Trust Dtd. 10/6/02	Joseph P. Hayden, III, Trustee	(59,015 Shares)
William T. Hayden, Trustee
Thomas R. Hayden, Trustee

Kathryn M. Hayden, Trust Dtd. 10/6/02	Joseph P. Hayden, III, Trustee	(58,845 Shares)
William T. Hayden, Trustee
Thomas R. Hayden, Trustee

Abigail T. Hayden, Trust Dtd. 10/6/02	Joseph P. Hayden, III, Trustee	(53,435 Shares)
William T. Hayden, Trustee
Thomas R. Hayden, Trustee

Lauren C. Hayden, Trust Dtd. 10/23/98	William T. Hayden, Trustee	(48,532 Shares)

Nadyne L. Hayden, Trust Dtd. 10/23/98	William T. Hayden, Trustee	(43,380 Shares)

Claire S. Hayden, Trust Dtd. 10/23/98	William T. Hayden, Trustee	(32,396 Shares)

John R. LaBar Living Trust UA 1/30/03	John R. LaBar, Trustee	61,465 Shares

John R. LaBar Credit Trust	Mark E. Burke, Trustee	117,444 Shares

LaBar Investments, LLC	John R. LaBar, Member Carolyn B. LaBar, Member	850,128 Shares

Carolyn B. LaBar	Carolyn B. LaBar	600 Shares

TOTAL		6,349,426 Shares